UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 27, 2012

Wesco Aircraft Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35235	20-5441563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27727 Avenue Scott

Valencia, California 91355

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 775-7200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure.

On September 27, 2012, Wesco Aircraft Holdings, Inc. (the “Company”) announced that certain employees and former employees of the Company (the “Employee Stockholders”) have agreed to sell 1,800,000 shares of the Company’s common stock (“Common Stock”) in an underwritten offering (the “Offering”). The shares are being sold to cover a portion of the tax liability resulting from the scheduled delivery of 5,604,316 shares of Common Stock to the Employee Stockholders and certain other employees and former employees of the Company in satisfaction of certain restricted stock unit awards that were granted in 2006 in connection with the Company’s recapitalization with The Carlyle Group (collectively, the “RSU Awards”).  The Company will also pay approximately $8.8 million in cash to the Employee Stockholders, in lieu of the delivery of 621,305 RSU Award shares in the aggregate (which amount may be adjusted based on the final purchase price of the shares sold in the Offering), pursuant to the terms of the applicable equity incentive plan.  The Company will not sell any shares in the Offering and will not receive any proceeds from the Offering.

The Company’s press release issued in connection with the Offering is furnished as Exhibit 99.1 to this report.

The information in this item (including exhibits) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements. The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect our good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. In particular, there can be no assurances that the Offering by the Employee Stockholders will be consummated or that it will be consummated on the terms described in this Current Report. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties. Important factors that could cause actual results to differ materially from our expectations are disclosed under Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011, as supplemented by our Quarterly Reports on Form 10-Q for the fiscal quarters ended December 31, 2011, March 31, 2012 and June 30, 2012. All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements as well as other cautionary statements that are made from time to time in our public communications. You should evaluate all forward-looking statements made in this Current Report in the context of these risks and uncertainties.

Item 9.01      Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description

99.1	Press Release, issued by the Company on September 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2012	WESCO AIRCRAFT HOLDINGS, INC.

	By:	/s/ Gregory A. Hann
Gregory A. Hann
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, issued by the Company on September 27, 2012